UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2021

Khosla Ventures Acquisition Co. II

(Exact name of registrant as specified in its charter)

Delaware	001-40246	86-1776836
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2128 Sand Hill Road

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 376-8500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	KVSB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Securityholders.

On November 2, 2021, Khosla Ventures Acquisition Co. II (“KVSB” or the “Company”) held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Transactions (defined terms not provided herein have the same meaning as such terms are defined in the Company’s proxy statement/prospectus filed with the U.S. Securities and Exchange Commission on October 21, 2021 (the “Proxy Statement”)).

As of October 6, 2021, the record date for the Special Meeting, 42,767,100 shares of the Company’s Class A common stock (the “Company Class A Common Stock”) were issued and outstanding, each share being entitled to one vote, and 5,000,000 shares of the Company’s Class B common stock (the “Company Class B Common Stock”) were issued and outstanding, each share of Class B Common Stock being entitled to (a) one vote for the BCA Proposal (as defined below) and (b) 1.4694498 votes for each proposal other than the BCA Proposal. At the Special Meeting, a total of 33,708,260 shares of Company Class A Common Stock and 5,000,000 shares of Company Class B Common Stock, together representing approximately 81% of the outstanding shares entitled to vote, were present in person or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were submitted to a vote of stockholders. For more information on each of these proposals, see the Proxy Statement.

(1)

The BCA Proposal. Proposal to approve the business combination described in the Proxy Statement, including (a) adopting the Merger Agreement, a copy of which is attached to the Proxy Statement as Annex A and (b) approving the other transactions contemplated by the Merger Agreement and related agreements described in the Proxy Statement (the “BCA Proposal”).

(2)

The Charter Proposal. Proposal to approve and adopt the amended and restated certificate of incorporation of KVSB (the “Proposed Charter”) in the form attached to the Proxy Statement as Annex C (the “Charter Proposal”).

(3)

The Advisory Charter Amendment Proposals. The non-binding, advisory vote on certain governance provisions in the Proposed Charter, presented separately in accordance with the United States Securities and Exchange Commission (“SEC”) requirements (the “Advisory Charter Amendment Proposals”).

(4)

The Stock Issuance Proposal. Proposal to approve, to comply with Nasdaq Rule 5635, the issuance of (a) 27,000,000 shares of New Nextdoor Class A common stock to the PIPE Investors, (b) 364,714,149 shares of New Nextdoor Class B common stock issued or issuable in connection with the Business Combination, and 364,714,149 shares of New Nextdoor Class A common stock issuable upon conversion of such shares and (c) up to 1,000,000 shares of New Nextdoor Class A common stock to the Sponsor or its assigns under the Forward Purchase Agreement.

(5)	The Equity Incentive Plan Proposal. Proposal to approve the New Nextdoor Equity Incentive Plan, a copy of which is attached to the Proxy Statement as Annex H (the “Equity Incentive Plan Proposal”).

(6)	The ESPP Proposal. Proposal to approve the New Nextdoor Employee Stock Purchase Plan, a copy of which is attached to the Proxy Statement as Annex I (the “ESPP Proposal”).

Each of the proposals was approved by the requisite vote of the Company’s stockholders. The final voting results for each proposal are described below.

(1)	The BCA Proposal:

	For	Against	Abstain

Number of shares of common stock	40,210,749	841,268	3,492

(2)	The Charter Proposal:

	For	Against	Abstain
Votes of Company
Class A Common Stock	31,263,129	2,438,094	7,037

	For	Against	Abstain
Votes of Company
Class B Common Stock	7,347,249	0	0

(3)	The Advisory Charter Amendment Proposals:

(a)	Advisory Charter Amendment Proposal A - To change KVSB’s name to “Nextdoor Holdings, Inc.”

	For	Against	Abstain
Votes of Company
Class A Common Stock	31,263,129	2,438,094	7,037

	For	Against	Abstain
Votes of Company
Class B Common Stock	7,347,249	0	0

(b)

Advisory Charter Amendment Proposal B - To increase the number of authorized shares of KVSB Class A common stock, KVSB Class B common stock and “blank check” preferred stock and to eliminate the authorized shares of KVSB Class K common stock

	For	Against	Abstain
Votes of Company
Class A Common Stock	31,263,129	2,438,094	7,037

	For	Against	Abstain
Votes of Company
Class B Common Stock	7,347,249	0	0

(c)

Advisory Charter Amendment Proposal C - To provide that holders of New Nextdoor Class A common stock will be entitled to one vote per share of New Nextdoor Class A common stock and holders of New Nextdoor Class B common stock will be entitled to ten votes per share of New Nextdoor Class B common stock

	For	Against	Abstain
Votes of Company
Class A Common Stock	31,263,129	2,438,094	7,037

	For	Against	Abstain
Votes of Company
Class B Common Stock	7,347,249	0	0

(d)	Advisory Charter Amendment Proposal D - To require that stockholders only act at annual and special meeting of the corporation and not by written consent

	For	Against	Abstain
Votes of Company
Class A Common Stock	31,263,129	2,438,094	7,037

	For	Against	Abstain
Votes of Company
Class B Common Stock	7,347,249	0	0

(e)	Advisory Charter Amendment Proposal E - To eliminate the current limitations in place on the corporate opportunity doctrine

	For	Against	Abstain
Votes of Company
Class A Common Stock	31,263,129	2,438,094	7,037

	For	Against	Abstain
Votes of Company
Class B Common Stock	7,347,249	0	0

(f)

Advisory Charter Amendment Proposal F - To establish the required vote thresholds for approving amendments to the Proposed Charter as follows: (i) at least two-thirds of the voting power of all of the then outstanding shares of capital stock will be required to amend certain provisions of the Proposed Charter, including provisions relating to the classified board, the size of the New Nextdoor board of directors, removal of directors, special meetings, actions by written consent and designation of our preferred stock, provided that if two-thirds of the New Nextdoor board of directors has approved such amendment only the affirmative vote of a majority of the voting power of all of the then outstanding shares of capital stock shall be required to amend the Proposed Charter, (ii) at least two-thirds of the voting power of the New Nextdoor Class B common stock will be required to amend certain provisions relating to the New Nextdoor Class B common stock and take certain other actions that impact the New Nextdoor Class B common stock, and (iii) the affirmative vote of holders of at least 75% of the voting power of each of our Class A common stock and Class B common stock, voting separately by class, will be required to amend certain provisions of the Proposed Charter relating to the terms of the New Nextdoor Class A common stock or New Nextdoor Class B common stock

	For	Against	Abstain
Votes of Company
Class A Common Stock	31,263,129	2,438,094	7,037

	For	Against	Abstain
Votes of Company
Class B Common Stock	7,347,249	0	0

(g)

Advisory Charter Amendment Proposal G - To approve all other changes including eliminating certain provisions related to special purpose acquisition corporations that will no longer be relevant following the Closing

	For	Against	Abstain
Votes of Company
Class A Common Stock	31,263,129	2,438,094	7,037

	For	Against	Abstain
Votes of Company
Class B Common Stock	7,347,249	0	0

(4)	The Stock Issuance Proposal:

	For	Against	Abstain
Votes of Company
Class A Common Stock	30,522,038	3,175,717	10,505

	For	Against	Abstain
Votes of Company
Class B Common Stock	7,347,249	0	0

(5)	The Equity Incentive Plan Proposal:

	For	Against	Abstain
Votes of Company
Class A Common Stock	25,730,962	7,931,965	45,333

	For	Against	Abstain
Votes of Company
Class B Common Stock	7,347,249	0	0

(6)	The ESPP Proposal:

	For	Against	Abstain
Votes of Company
Class A Common Stock	26,807,628	6,861,090	39,542

	For	Against	Abstain
Votes of Company
Class B Common Stock	7,347,249	0	0

Item 8.01.	Other Events.

Press Release

On November 2, 2021, the Company issued a press release (the “Press Release”) announcing the preliminary results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 2, 2021.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Khosla Ventures Acquisition Co. II

Date: November 3, 2021	By:	/s/ Peter Buckland
	Name:	Peter Buckland
	Title:	Chief Financial Officer